UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 17, 2018

Superconductor Technologies Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9101 Wall Street, Suite 1300, Austin, TX 78754
(Address of Principal Executive Offices) (Zip Code)

(512) 334-8900
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director.

On October 17, 2018, the board of directors (the "Board") of Superconductor Technologies Inc., a Delaware corporation (the "Company" or "our"), elected Julia S. Johnson (Julie Johnson) as a director of the Company. She was also appointed to our Audit, Compensation, and Governance and Nominating Committees. Ms. Johnson, whose appointment expands the Board to five members, will be a Class 2 director with a term expiring as of our annual meeting in 2021. Ms. Johnson will be entitled to receive the compensation currently in effect for non-employee directors.

Our Board has determined that Ms. Johnson is an "independent director" as defined by NASDAQ Listing Rule 5605(a)(2), as approved by the U.S. Securities and Exchange Commission, and also meets the additional Audit Committee member requirements as set forth in NASDAQ Listing Rule 5605(c)(2) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Since November 2017, Ms. Johnson has served on the board of directors of Lumentum Holdings Inc. (NASDAQ: LITE), a provider of optical and photonic products addressing a range of end market applications including data communications and telecommunications networking and commercial lasers for manufacturing, inspection and life-science applications. Having over 25 years of product management, product development, and technology experience, from March 2017 to August 2018, Ms. Johnson was Senior Vice President Product Management at VeriFone, a global provider of technology that enables electronic payment transactions. From 2014 to 2016, Ms. Johnson was Corporate Vice President Product Management at Lenovo Group Ltd. , a Chinese multinational technology company selling personal computers, tablet computers, smartphones, amongst others. Prior to Lenovo, Ms. Johnson had been Corporate Vice President - Product Management at Google from 2012 to 2014, and Vice President of Product Management at Motorola Inc.. Ms. Johnson holds both an MBA and M.S. in Materials Science and Engineering from the Massachusetts Institute of Technology, and a B.S. in Math and Physics from Albion College.

There are no transactions, or proposed transactions, to which the Company is or was to be a party and in which Ms. Johnson has or had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release regarding the above is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On October 22, 2018, the Company issued a press release announcing the appointment of Julie  Johnson to our Board. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and the information therein is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1  included with this Current Report on Form 8-K, is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release dated October 22, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc.

Date: October 22, 2018	By:	/s/ William J. Buchanan
William J. Buchanan
Vice President and Chief Financial Officer